UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2010

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2010, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three and twelve months ended December 31, 2009. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three and twelve months ended December 31, 2009 and 2008. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and twelve months ended December 31, 2009

For the three and twelve months ended December 31, 2009, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the Company’s restructuring plan announced in August 2007 and certain additional cost saving initiatives subsequently identified, which include (i) severance and other separation costs partially offset in 2009 by the reversal of previously accrued expenses for bonuses and stock-based compensation awards, which will be forfeited as a result of the employees’ termination, (ii) integration costs associated with certain cost saving initiatives and (iii) loss accruals for leases principally related to certain facilities that will not be used in the Company’s business, and, for the twelve months ended December 31, 2009, (iv) asset impairment charges (collectively, the “2009 Restructuring Amounts”); the Company’s acquisitions of Avidia, Inc. in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. in April 2006 (the “Abgenix Acquisition”) and Immunex Corporation in July 2002 (the “Immunex Acquisition”); the loss accruals for settlements of certain legal proceedings (the “2009 Legal Accruals”); the incremental non-cash interest expense resulting from the Company’s adoption of a new accounting standard for its convertible notes (the “Non-Cash Interest Expense”); and the tax effect of the adjustments in 2009, discussed above, excluding certain of the 2009 Legal Accruals (the “2009 Tax Effect”). For the twelve months ended December 31, 2009, the Company’s adjustments to GAAP financial measures also reflect the income tax benefit (expense) recognized as the result of resolving certain transfer pricing issues with the Internal Revenue Service for prior periods (the “Income Tax Benefit (Expense)”); the net tax benefit resulting from adjustments to previously established deferred taxes, primarily related to prior acquisitions and stock option expense, due to changes in California tax law effective for future periods (the “State Tax Adjustment”); and the tax benefit principally related to certain prior period charges excluded from adjusted earnings (the “Prior Period Charges Tax Benefit”).

For the three and twelve months ended December 31, 2009, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense, interest expense, net (“Interest expense, net”) and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and

SG&A expense were adjusted to exclude the effects of expensing stock options. SG&A expense, and for the twelve months ended December 31, 2009, COS expense and R&D expense, were also adjusted to exclude the 2009 Restructuring Amounts. R&D expense was also adjusted to exclude the ongoing, non-cash amortization of the R&D technology intangible assets acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”). Interest expense, net was adjusted to exclude the Non-Cash Interest Expense. Diluted shares used in the calculation of adjusted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts and the Non-Cash Interest Expense provide supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred.

For the three and twelve months ended December 31, 2009, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the ongoing, non-cash amortization of acquired product technology rights related to the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ amortization”), the 2009 Legal Accruals, the 2009 Restructuring Amounts and the 2009 Tax Effect and, for the twelve months ended December 31, 2009, the Income Tax Benefit (Expense); the State Tax Adjustment; and Prior Period Charges Tax Benefit. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2009 Legal Accruals, the Income Tax Benefit (Expense), the Prior Period Charges Tax Benefit and the State Tax Adjustment provide supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the 2009 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

As of December 31, 2009

As of December 31, 2009, the Company also reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting a new accounting standard on the carrying values of its convertible debt. The Company believes that excluding the impact of this accounting standard on its total outstanding debt provides a supplemental measure that will facilitate comparisons before, during and after its convertible debt is outstanding.

Three and twelve months ended December 31, 2008

For the three and twelve months ended December 31, 2008, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options; the Company’s restructuring plan announced in August 2007 and certain additional cost saving initiatives subsequently identified, which relate to (i) severance and other separation costs (ii) asset impairment charges principally incurred in connection with the rationalization of our worldwide manufacturing operations, (iii) integration costs associated with certain cost saving initiatives, (iv) loss accruals for leases principally related to certain facilities that will not be used in the Company’s business and (v) loss accrual on the sale of certain less significant marketed products and related assets (collectively, the “2008 Restructuring Amounts”); the Avidia Acquisition, the Abgenix Acquisition and the Immunex Acquisition; the loss accruals for settlements of certain legal proceedings (the “2008 Legal Accruals”); the Non-Cash Interest Expense; and, for the twelve months ended December 31, 2008, the write-off of inventory resulting from a strategic decision to change manufacturing processes (“the Inventory Charge”) and the Company’s acquisition of Alantos Pharmaceutical Holding, Inc. in July 2007 (the “Alantos Acquisition”). For the three and twelve months ended December 31, 2008, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2008 discussed below, excluding certain of the 2008 Restructuring Amounts, certain of the 2008 Legal Accruals and certain components of the Inventory Charge (the “2008 Tax Effect”).

For the three and twelve months ended December 31, 2008, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, Interest expense, net, Interest and other income, net and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the related effects of expensing stock options. Diluted shares used in the calculation of adjusted earnings per share were also adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. COS and SGA expenses and Interest and other income, net were adjusted to exclude the 2008 Restructuring Amounts and R&D expense was adjusted to exclude the R&D Technology Intangible Assets’ Amortization. Interest expense, net was adjusted to exclude the Non-Cash Interest Expense. For the twelve months ended December 31, 2008, COS expense was also adjusted to exclude the Inventory Charge and R&D expense was adjusted to exclude the 2008 Restructuring Amounts, R&D expense was adjusted to exclude and merger related expenses incurred due to the Alantos Acquisition primarily related to incremental costs associated with retention (the “Merger Retention Expense”). The Company believes that excluding the Inventory Charge provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the 2008 Restructuring Amounts, the Merger Retention Expense and the Non-Cash Interest Expense provide supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and twelve months ended December 31, 2008, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of expensing stock options on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the Immunex Intangible Assets’ Amortization, the 2008 Restructuring Amounts, the 2008 Legal Accruals and the 2008 Tax Effect. The Company believes that excluding the 2008 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2008 Legal Accruals provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2008 Tax Effect will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and twelve months ended December 31, 2009 and 2008, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 25, 2010	By:	/s/ Robert A. Bradway
	Name:	Robert A. Bradway
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated January 25, 2010

7